Exhibit 10.50

SCHEDULE OF EXECUTIVE OFFICERS WHO HAVE ENTERED INTO THE 2018 FORM OF INDEMNIFICATION AGREEMENT AS SET FORTH IN EXHIBIT 10.49
NAME
Judith L. Bacchus
David Bersaglini
Sanjay Chowbey
Amanda Cole
Faisal Hamadi
Michelle R. Keating
Carlonda R. Reilly
Patrick S. Watson